UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

March 9, 2016
Date of Report (Date of Earliest event reported)

ENERGYTEK CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7960 E. Camelback, #511, Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(480) 663-8118

                           201 S. Laurel, Luling, TX 78648
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory agreements of certain officers.

(a)   Not applicable.

(b)   Effective March 9, 2016, Tommie J. Morgan resigned as a Director and Secretary. This resignation was not the result of any disagreement with the Company or its management relating to the operations of the Company.

(c)   Not applicable.

 (d)   See sub-paragraph (c), above.

 (e)   Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

          Date: March 14, 2016 ENERGYTEK CORP.

By: /s/ Jonathan R. Read
 Name: Jonathan R. Read
Title:   President